Exhibit 10.1

EXECUTION VERSION

BRUKER CORPORATION

FIRST AMENDMENT

Dated as of April 17, 2020

to the

NOTE PURCHASE AGREEMENT

Dated as of January 18, 2012

RE:      $105,000,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022

            $100,000,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024

FIRST AMENDMENT TO THE NOTE PURCHASE AGREEMENT

THIS FIRST AMENDMENT dated as of April 17, 2020 and effective as of March 25, 2020 (the or this “First Amendment”) to the Note Purchase Agreement dated as of January 18, 2012 is between Bruker Corporation, a Delaware corporation (the “Company”) and each of the institutions which is a signatory to this First Amendment (collectively, the “Noteholders”).

RECITALS:

A.      The Company and each of the Noteholders have heretofore entered into the Note Purchase Agreement dated as of January 18, 2012 (the “Note Purchase Agreement”).  The Company has heretofore issued (i) $20,000,000 aggregate principal amount of its 3.16% Series 2012A Senior Notes, Tranche A, due January 18, 2017 (the “Series A Notes”), (ii) $15,000,000 aggregate principal amount of its 3.74% Series 2012A Senior Notes, Tranche B, due January 18, 2019 (the “Series B Notes”), (iii)  $105,000,000 aggregate principal amount of its 4.31% Series 2012A Senior Notes, Tranche C, due January 17, 2022 (the “Series C Notes”) and (iv) $100,000,000 aggregate principal amount of its 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024 (the “Series D Notes”), collectively with the Series C Notes, the “Notes”).  The Series A Notes and Series B Notes are no longer outstanding.

B.     The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

C.     Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

D.      All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in Section 3.1 hereof, and in consideration of good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Noteholders do hereby agree as follows:

SECTION 1.       AMENDMENTS.

Section 1.1.      Section 22.6 of the Note Purchase Agreement shall be amended by adding the following language to the end of such Section:

“The parties agree to electronic contracting and signatures with respect to this Agreement and the other Note Documents (other than the Notes).  Delivery of an electronic signature to, or a signed copy of, this Agreement and such other Note Documents (other than the Notes) by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed

FIRST AMENDMENT	BRUKER CORPORATION

originals and shall be admissible into evidence for all purposes.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the other Note Documents (other than the Notes) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.”

Section 1.2.      The first sentence of the definition “Indebtedness” in Schedule A to the Note Purchase Agreement shall be and is hereby amended by deleting the following proviso from the first sentence therein:

“provided, however, ‘Indebtedness’ shall not include any deposits received by any customer in connection with any sales orders” in the first sentence of the definition.”

Section 1.3.      The following definitions in Schedule A to the Note Purchase Agreement are hereby amended and restated to read as follows:

“Bank Credit Agreement” means that certain Credit Agreement dated as of December 11, 2019 by and between the Company, Bruker Invest AG, incorporated in Switzerland as a corporation limited by shares, Bruker Finance B.V., a besloten vennootschap met beperkte aansprakelijkheid incorporated under the laws of the Netherlands having its corporate seat (statutaire zetel) in Amsterdam, the Netherlands, Bank of America, N.A., as administrative agent, and the other financial institutions party thereto and any renewals, extensions or replacements thereof, which constitute the primary bank credit facility or facilities of the Company and its Subsidiaries.

“Consolidated Total Indebtedness” means at any time the sum, without duplication, of (a) the aggregate Indebtedness of the Company and its Subsidiaries calculated on a consolidated basis as of such time in accordance with GAAP (excluding the aggregate amount of Indebtedness of the Company and its Subsidiaries relating to the undrawn letters of credit outstanding) and (b) Indebtedness of the type referred to in clause (a) hereof of another Person guaranteed by the Company or any of its Subsidiaries.

“Priority Debt” means (without duplication), as of the date of any determination thereof, the sum of (i) all unsecured Indebtedness of Subsidiaries (including all Guarantees of Indebtedness but excluding (w) the aggregate amount of Indebtedness of Subsidiaries related to letters of credit or similar instruments outstanding that evidence obligations related to customer deposits received in the ordinary course of business, in each case, to the extent such instruments remain undrawn and are for the benefit of such customers in respect of such customer deposits, (x) Indebtedness owing to the Company

FIRST AMENDMENT	BRUKER CORPORATION

or any other Subsidiary, (y) Indebtedness outstanding at the time such Person became a Subsidiary, provided that such Indebtedness shall have not been incurred in contemplation of such person becoming a Subsidiary, and (z) Indebtedness of any Subsidiary Guarantor, and (ii) all Indebtedness of the Company and its Subsidiaries secured by Liens other than Indebtedness secured by Liens permitted by subparagraphs (a) through (j), inclusive, of Section 10.4.  For the avoidance of doubt, except as set forth in the preceding sentence, all Indebtedness of Affected Foreign Subsidiaries shall constitute “Priority Debt” for purposes of this Agreement.

Section 1.4.      The following shall be added as new definition in alphabetical order to  Schedule A of the Note Purchase Agreement:

“Note Documents” means this Agreement, the Notes, any Subsidiary Guaranty and all other documents, certificates, instruments or agreements executed and delivered by the Company or any Subsidiary Guarantor for the benefit of a holder of a Note in connection herewith on or after the date hereof.

SECTION 2.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Section 2.1.      To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company represents and warrants to the Noteholders that:

(a)       this First Amendment has been duly authorized, executed and delivered by the Company and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(b)       the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors’ rights generally;

(c)       the execution, delivery and performance by the Company of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the Company’s certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Company or (3) any provision of any material indenture, agreement or other instrument to which the Company is a party or by which its properties or assets are or may be bound, including, without limitation, the Bank Credit Agreement (as defined in the Note Purchase Agreement (as amended by this First Amendment)), or (B) result in a

FIRST AMENDMENT	BRUKER CORPORATION

breach or constitute (alone or with due notice or lapse of time or both) a default under any material indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this Section 2.1(c);

(d)       as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing;

(e)       neither the Company nor any of its Affiliates has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any Indebtedness or permanently reduced any borrowing capacity, in each case, in favor of or for the benefit of any creditor of the Company, any Subsidiary or any Affiliate, in connection with the changes contemplated by or similar in nature to the changes in this First Amendment; and

(f)       all the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company on and as of the date hereof.

SECTION 3.       CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

Section 3.1.      This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

(a)       executed counterparts of this First Amendment, duly executed by the Company, the Subsidiary Guarantors and the holders of at least 51% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

(b)       [Reserved];

(c)       the Noteholders shall have received evidence satisfactory to them that the Note Purchase Agreement dated as of December 11, 2019 has been amended substantially as proposed in the form annexed hereto as Exhibit A ;

(d)       the Noteholders shall have received a copy of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance by the Company of this First Amendment, certified by its Secretary or an Assistant Secretary;

(e)       the representations and warranties of the Company set forth in Section 2 hereof are true and correct in all material respects on and as of the date hereof; and

(f)       the reasonable and documented fees and expenses of Chapman and Cutler, LLP, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment, to the extent invoiced, shall have been paid by the Company.

FIRST AMENDMENT	BRUKER CORPORATION

SECTION 4.       MISCELLANEOUS.

Section 4.1.      This First Amendment shall be construed in connection with and as part of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement and the Notes are hereby ratified and shall be and remain in full force and effect.

Section 4.2.      Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

Section 4.3.      The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

Section 4.4.      This First Amendment shall be governed by and construed in accordance with New York law.

Section 4.5.     Each Subsidiary Guarantor acknowledges that its consent to this First Amendment is not required, but each Subsidiary Guarantor nevertheless hereby agrees and consents to this First Amendment and to the documents and agreements referred to herein.  Each Subsidiary Guarantor agrees and acknowledges that (i) notwithstanding the effectiveness of this First Amendment, each Subsidiary Guaranty (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time) shall remain in full force and effect without modification thereto, and (ii) nothing herein shall in any way limit any of the terms or provisions of each Subsidiary Guaranty executed by any Subsidiary Guarantor, all of which are hereby ratified, confirmed and affirmed in all respects.  Each Subsidiary Guarantor hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this section.  Each Subsidiary Guarantor hereby further acknowledges that the Company may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provisions of the Note Purchase Agreement without notice to or consent from any Subsidiary Guarantor and without affecting the validity or enforceability of any Subsidiary Guaranty giving rise to any reduction, limitation, impairment, discharge or termination of any Subsidiary Guaranty.

Section 4.6.      This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution hereof by the Company shall constitute a contract between the Company and the Noteholders for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.  Delivery of this First Amendment by facsimile, electronic mail or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.  The parties agree to electronic contracting and signatures with respect to this First Amendment.  Delivery of an electronic signature to, or a signed copy of, this First Amendment by facsimile, email or other electronic transmission shall be fully binding

FIRST AMENDMENT	BRUKER CORPORATION

on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes.  The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this First Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Company, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Left Intentionally Blank]

FIRST AMENDMENT	BRUKER CORPORATION

The foregoing First Amendment  is hereby acknowledged and agreed as of the date first above written

BRUKER CORPORATION

By
Name
Title

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

ACKNOWLEDGED:

BRUKER BIOSPIN CORPORATION

By:
Name:
Title:

BRUKER AXS HOLDINGS, INC. F/K/A BRUKER AXS LLC

By:
Name:
Title:

BRUKER SCIENTIFIC LLC

By:
Name:
Title:

BRUKER NANO, INC.

By:
Name:
Title:

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By
Name:
Its Authorized Representative

We acknowledge that we hold $37,000,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that we hold $33,000,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.	NEW YORK LIFE INSURANCE COMPANY

By
Name:
Title:

We acknowledge that we hold $8,700,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that we hold $8,700,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By: NYL Investors LLC, its Investment Manager

By
Name:
Title:

We acknowledge that we hold $7,100,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that we hold $7,100,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By: NYL Investors LLC, its Investment Manager

By
Name:
Title:

We acknowledge that we hold $1,000,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that we hold $1,000,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.	NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By: NYL Investors LLC, its Investment Manager

By
Name:
Title:

We acknowledge that we hold $200,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that we hold $200,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.	ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA

By
Name:
Title:

We acknowledge that we hold $25,000,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.	MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By: Barings LLC as Investment Adviser

By
Name:
Title:

We acknowledge that we hold $11,100,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that we hold $11,300,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

C.M. LIFE INSURANCE COMPANY

By: Barings LLC as Investment Adviser

By
Name:
Title:

We acknowledge that we hold $900,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that we hold $1,200,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

YF LIFE INSURANCE INTERNATIONAL LIMITED

By: Barings LLC as Investment Adviser

By
Name:
Title:

We acknowledge that we hold $500,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.	PACIFIC LIFE INSURANCE COMPANY (NOMINEE: MAC & CO)

By
Name:
Title:

By
Name:
Title:

We acknowledge that we hold $17,000,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.	GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By
Name:
Title:

We acknowledge that we hold $6,000,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.	MODERN WOODMEN OF AMERICA

By
Name:
Title:

We acknowledge that we hold $15,000,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

PIONEER SECURITY LIFE INSURANCE COMPANY
INDUSTRIAL ALLIANCE INSURANCE AND FINANCIAL SERVICES, INC.
FARM BUREAU LIFE INSURANCE COMPANY OF MICHIGAN
AMERICAN REPUBLIC INSURANCE COMPANY
FARM BUREAU GENERAL INSURANCE COMPANY OF MICHIGAN
AMERICAN-AMICABLE LIFE INSURANCE COMPANY OF TEXAS
FARM BUREAU MUTUAL INSURANCE COMPANY OF MICHIGAN
TRUSTMARK INSURANCE COMPANY
OCCIDENTAL LIFE INSURANCE COMPANY OF NORTH CAROLINA
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
IA AMERICAN LIFE INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL

By: Securian Asset Management, Inc.

By
Name:
Title:

We acknowledge that Pioneer Security Life Insurance Company holds $200,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that Industrial Alliance Insurance and Financial Services, Inc. holds $800,000 4.31% Series 2012A Senior Notes, Tranche C, due January 18, 2022.

We acknowledge that Farm Bureau Life Insurance Company of Michigan holds $2,275,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

We acknowledge that American Republic Insurance Company holds $1,520,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

We acknowledge that Farm Bureau General Insurance Company of Michigan holds $760,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

We acknowledge that American-Amicable Life Insurance Company of Texas holds $760,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

We acknowledge that Farm Bureau Mutual Insurance Company of Michigan holds $760,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

We acknowledge that Trustmark Insurance Company holds $760,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

We acknowledge that Occidental Life Insurance Company of North Carolina holds $380,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

We acknowledge that Blue Cross and Blue Shield of Florida, Inc. holds $760,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

We acknowledge that IA American Life Insurance Company holds $225,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

We acknowledge that Catholic United Financial holds $760,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

VANTIS LIFE INSURANCE COMPANY

By
Name:
Title:

We acknowledge that we hold $1,520,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

MTL INSURANCE COMPANY

By
Name:
Title:

We acknowledge that we hold $1,140,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

FIRST AMENDMENT	BRUKER CORPORATION

Accepted as of the date first written above.

EQUITABLE LIFE & CASUALTY INSURANCE COMPANY

By
Name:
Title:

We acknowledge that we hold $380,000 4.46% Series 2012A Senior Notes, Tranche D, due January 18, 2024.

[2012 Amendment]

EXHIBIT A

[See Attached]